UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 24, 2007

VIEW SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

      Nevada                                                       000-30178                             59-2928366

(State or other jurisdiction

         (Commission                     (IRS Employer

of incorporation)                                            File Number)                   Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

______________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

During the third quarter of 2007, it came to our attention that there was a clerical communications error, which affects our efforts in 2003 to re-domicile our state of incorporation from Florida to Nevada.

On July 31, 2003, we filed Articles of Merger in both Florida and Nevada to effect our re-domicile. However, on August 12, 2003 the Florida Secretary of State rejected our Articles of Merger. The Florida Secretary of State wanted original documents, not copies, which would be acceptable for computer imaging.  The Company re-filed the Articles of Merger with the Florida Secretary of State as requested.  However, Florida filed our Articles of Merger as of August 29, 2003 instead of July 31, 2003; an event that escaped our attention for more than four years.

The merger we attempted was a short form merger for which shareholder approval was not needed, if done correctly. Pursuant to Florida Business Corporation Act Section 607.1103(7), no shareholder approval is necessary if the merger is between two entities with identical Articles of Incorporation.  At the time of the July 31, 2003 state filings, the Articles of Merger of the Florida corporation and the Nevada corporation were identical. Because of the temporarily rejected Florida filing, at the time of August 29, the articles of merger of the Florida Corporation and the Nevada Corporation were not identical.  Unless the filing of the Articles of Merger in Florida are related back to July 31, 2003, these Articles of Merger would be deficient since no shareholder approval was obtained.

In our recent inquiries to the Florida Secretary of State’s office, we were told that in 2003 we did not request in writing to have the filing date for the Articles of Merger related back to the original filing date of July 31, 2003.  Florida will not change the filing date unless ordered to do so by a Florida court of competent jurisdiction.

The Company has filed a civil action in Jacksonville, Florida against the Florida Department of State, Division of Corporations, seeking a court order to compel Florida to correct the date of filing of the Articles of Merger to July 31, 2003.  If we are unsuccessful in obtaining a court order, our next best option for correcting this deficiency will be to call for a shareholder vote to ratify the domicile change and its associated Articles of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View Systems, Inc.

(Registrant)

Date March 4, 2008

Gunther Than

Gunther Than, CEO

(Signature)*

 *Print name and title of the signing officer under his signature.